Robinson Tax Advantaged Income Fund

Class A Shares (ROBAX)

Class C Shares (ROBCX)

Class T Shares (ROBDX)

Institutional Class Shares (ROBNX)

A series of Investment Managers Series Trust

Supplement dated February 27, 2018, to the

Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2017.

Effective March 1, 2018 (the “Effective Date”), Liberty Street Advisors, Inc. (the “Advisor”), the investment advisor to the Robinson Tax Advantaged Income Fund (the “Fund”), has voluntarily agreed to reduce the annual advisory fee it receives from the Fund from 1.10% of the Fund’s average daily net assets to 1.00%. Accordingly, as of the Effective Date, the following text supplements “The Advisor and Sub-Advisor” section beginning on page 13 of the Prospectus and the “Fund Expenses” section beginning on page B-39 of the SAI:

The Advisor has voluntarily agreed to reduce its annual advisory fee from 1.10% of the Fund’s average daily net assets to 1.00% through March 31, 2019. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary reduction.

Please retain this Supplement with your records.